UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2004

                        5G WIRELESS COMMUNICATIONS, INC.
                (Exact name of Company as specified in charter)


NEVADA                                0-30448             20-0420885
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)

                              4136 DEL REY AVENUE
                        MARINA DEL REY, CALIFORNIA 90292
                    (Address of principal executive offices)


Company's telephone number, including area code: (310) 488-8022



         (Former name or former address, if changed since last report)

This Form 8-K and other reports filed by 5G Wireless Communications, Inc. (the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


ITEM 4.01        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Carter & Balsam, a professional corporation ("Carter & Balsam"), the independent accountants who had been engaged by the Company as the principal accountants to audit the Company's consolidated financial statements, resigned effective June 7, 2004.

      The report of Carter & Balsam on the financial statements of the Company as of and for the years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion, or a disclaimer of opinion, however, the report was modified as to the Company's ability to continue as a going concern. The report was not qualified or modified as to audit scope or accounting principles. During the fiscal years ended December 31, 2003 and December 31, 2002 through the date of resignation, June 7, 2004, the Company did not have any disagreements with Carter & Balsam on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Carter & Balsam, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

      On July 2, 2004, the Company engaged the firm of Squar, Milner, Reehl & Williamson, LLP as its new auditors. The decision to retain the services of Squar, Milner, Reehl & Williamson, LLP was approved by the Company's Board of Directors.

      Prior to engaging Squar, Milner, Reehl & Williamson, LLP, the Company had not consulted Squar, Milner, Reehl & Williamson, LLP regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or a reportable event, nor did the Company consult with Squar, Milner, Reehl & Williamson, LLP regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditors, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

                 16(c) Letter regarding Change in Independent Accountants

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2004                     5G WIRELESS COMMUNICATIONS, INC.

                                          By:  /s/ Jerry Dix
                                              ------------------------------
                                               Jerry Dix
                                               Chief Executive Officer